Exhibit 32.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of Sunburst Acquisitions VI, Inc. (the "Company") on Form 10-KSB for the period ending April 30, 2004 (the "Report"), I, Michael R. Quinn, Principal Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirement of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.




/s/ Michael R. Quinn
-----------------------
Michael R. Quinn
Principal Executive Officer
Principal Financial Officer
Date: December 27, 2004